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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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        North Carolina                 001-16485             56-2169715
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File Number)       Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     The Limited Consent entered into on January 14, 2005 by, among others, Krispy Kreme Doughnut Corporation, Krispy Kreme Doughnuts, Inc. (the "Company") and the lenders under the $150 million Credit Facility, previously disclosed in the Company's Current Report on Form 8-K filed on January 18, 2005 (the "January 18, 2005 Form 8-K"), is attached hereto as Exhibit 10.1.

     On January 18, 2005, the Company retained Kroll Zolfo Cooper LLC ("KZC") to provide interim management services. The Company has agreed to compensate KZC at its standard hourly rates and to reimburse KZC for its reasonable out-of-pocket expenses. The current hourly rates of Stephen F. Cooper and Steven G. Panagos, who are described in Item 5.02 below, are $760 and $695, respectively. The hourly rates charged by KZC for its personnel are reviewed and subject to adjustment semi-annually. In addition, the Company will pay KZC a success fee presently intended to be negotiated within 60 days. The terms of any such arrangement will be disclosed in a subsequent Current Report on Form 8-K.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As previously disclosed in the January 18, 2005 Form 8-K, on January 18, 2005, Stephen F. Cooper was named Chief Executive Officer of the Company and Steven G. Panagos was named President and Chief Operating Officer of the Company.

     Mr. Cooper, 58, is the Chairman of KZC, a position he assumed in September 2002 when Kroll Inc. acquired Zolfo Cooper LLC ("Zolfo Cooper"), the corporate recovery and advisory firm that he co-founded in 1985. During his time at KZC and its predecessor, Zolfo Cooper, Mr. Cooper has worked on numerous engagements, advising and assisting clients in developing and negotiating reorganization and restructuring plans, performing valuations, performing viability analyses, formulating business strategies and cost reduction programs, developing and evaluating business plans and preparing liquidation analyses. Mr. Cooper has most recently led a KZC team engaged to assist Enron Corp., where he has served as Acting Chief Executive Officer, President and Chief Restructuring Officer since 2002, in its restructuring efforts. For periods during the past five years, he also served in a similar capacity for Malden Mills Industries, Inc. (Interim Chief Executive Officer), Laidlaw Inc. (Vice Chairman and Chief Restructuring Officer) and Family Golf Center, Inc. (Interim Chief Executive Officer).

     Mr. Panagos, 43, is a Managing Director and the National Practice Leader of KZC's domestic Corporate Advisory and Restructuring Group. Mr. Panagos joined Zolfo Cooper in 1988 and has more than 20 years' financial management experience. Mr. Panagos has worked on numerous engagements, advising and assisting clients in developing and negotiating reorganization and restructuring plans, performing valuations, performing viability analyses, formulating business strategies and cost reduction programs, developing and evaluating business plans and preparing liquidation analyses. Mr. Panagos has most recently led a KZC team engaged to assist The Penn Traffic Company, where he served as Interim Chief Executive Officer from August 2003 to April 2004 and currently serves as Chief Restructuring Officer (a position he has held since May 2003), with its reorganization. For periods during the past five years, he also served in a similar capacity for Metromedia Fiber Network Inc. (Chief Restructuring Officer) and Crown Books Corporation (Interim Chief Executive Officer).

     The retention of KZC includes the retention of Messrs. Cooper and Panagos in the above capacities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 18, 2005, the Board of Directors of the Company approved amendments to the Bylaws of the Company, effective as of such date, to create specifically under the Bylaws the offices of Chairman of the Board, Chief Executive Officer and Chief Operating Officer and to amend the duties and responsibilities of the President. Subject to the Bylaw provision that the business and affairs of the Company shall be managed by the Board of Directors, the Chief Executive Officer shall supervise and control the management of the Company in accordance with the Bylaws. The President, who was formerly responsible for the supervision and control of management, shall now only have such responsibility in the absence or disability of the Chief Executive Officer. The Chairman of the Board, President and Chief Operating Officer shall each perform such duties and have such powers as the Board of Directors shall prescribe. Amended and Restated Bylaws, reflecting the amendments discussed above, are attached hereto as Exhibit 3.2.


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Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
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          3.2       Amended and Restated Bylaws.

          10.1 Limited Consent among Krispy Kreme Doughnut Corporation, Krispy Kreme Doughnuts, Inc., Freedom Rings, LLC, Golden Gate Doughnuts, LLC, Montana Mills Bread Co., Inc., the lenders party thereto, Branch Banking and Trust Company, as Syndication Agent, Bank of America, N.A. and Royal Bank of Canada, as Co-Documentation Agents, and Wachovia Bank, National Association, as Administrative Agent and the Issuing Lender, dated January 14, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              KRISPY KREME DOUGHNUTS, INC.
Dated: January 24, 2005

                                              By:   /s/ Michael C. Phalen
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                                                    Michael C. Phalen
                                                    Chief Financial Officer